united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow ETF Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/15

Item 1. Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report
January 31, 2015

1-877-277-6933
1-877-ARROW-FD
www.ArrowShares.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD”) for the year ended January 31, 2015.

Arrow Dow Jones Global Yield ETF, NYSE Arca ticker GYLD (the “Fund”), seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index.

The Dow Jones Global Composite Yield Index (the “composite index”) sources its yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-indexes, the composite index is comprised of 150 total holdings. Three of the sub-indexes are equity-based Dow Jones Global Yield Indexes. The equity baskets provide global exposure to corporate stocks, real estate and alternative assets through energy-related preferred stocks, Master Limited Partnerships and Royalty Trusts. The other two sub-indexes are comprised of Credit Suisse global corporate and sovereign (i.e., government) fixed-income indexes. The global nature of the composite index provides potential multi-asset class exposure to both U.S and international securities with an emphasis on yield.

The Fund’s portfolio is managed to closely replicate the holdings of the benchmark composite index. From time to time, the Fund may not exactly replicate the composite index due to factors including, but not limited to, the availability of the holdings, currency denomination amounts and other market factors. As of January 31, 2015, the Fund held 137 of the 150 composite index constituents. 13 additional holdings are represented by securities of similar exposure to those of the benchmark, bringing the portfolio to an equivalent 150 total holdings. Holding variations are driven primarily by market liquidity and trade execution capabilities during the portfolio tracking and trade implementation process. Variance in holdings, time and cost of trade execution, management fees and other market factors may lead to portfolio tracking discrepancies from the benchmark. Over the past year, using weekly data, the Fund has tracked the composite index’s performance with 96.6% correlation.

Management’s Discussion of Fund Performance

All Fund performance is based on net asset value (NAV) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the annual reporting period, through the end of January 2015, the one-year performance of GYLD (NAV) was 1.6% while the Dow Jones Global Composite Yield Index was up 2.6%. Since GYLD’s inception in May 2012, the Fund has an annualized total return of 6.3% and the benchmark index has returned 7.2%. With a mix of value-slanting domestic exposure and significant emerging market exposure due to the yield-focus, GYLD lagged some of the popular broad-based domestic markets comprised of established companies and surpassed many developed global markets. In general, domestic equity markets performed well over the past year as did domestic bonds. For broad market comparisons, the U.S. stock market environment was firmly positive with the S&P 500 Index returning 14.2%.The domestic bond market ended the one-year reporting period in positive territory as well, with the Barclay Aggregate Bond Index up 6.6%. Internationally, the story was the opposite with the MSCI EAFE (USD) equity index relatively flat, losing -0.4%, largely due to currency conversion with a strong U.S. dollar. International bonds struggled as the Barclays Global Aggregate (ex/US) Bond Index returned -5.6%.

For the one-year reporting period through January 31, 2015, three of the five category baskets contributed positive returns. The Global Real Estate exposure contributed most significantly to the Fund’s return, followed by Sovereign Bonds and Global Corporate Bonds. The Global Alternative holdings detracted the most from the portfolio, with Global Equities showing less, but still negative contribution as well. From

1

an equity sector perspective, financials provided the strongest performance contribution to the portfolio, followed closely by telecommunications and consumer discretionary stocks. Energy and materials were the two worst performing of the equity sectors. The remaining sectors were a mixed bag of positive and negative contribution, albeit moderate for each. For bonds, again, sovereign debt outperformed global corporate bonds, yet both were in positive territory for the one year period.

The impact of commodity prices and the effect they had leading to a drawdown in MLPs explains the majority of the negative performance inside the portfolio, as oil and other energy prices dropped significantly. The effect of a rising U.S. dollar also played a role on international holdings.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period, on January 16, 2015 the Fund’s 30-day SEC yield was 8.13% and the 12-month distribution yield was 8.01%.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.arrowshares.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
February 2015

1095-NLD-3/16/2015
2

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2015

The Fund’s performance figures* for the periods ended January 31, 2015, as compared to its benchmark:

		Since Inception** -
	One Year	January 31, 2015
Arrow Dow Jones Global Yield ETF - NAV	1.62% (a)	6.26%
Arrow Dow Jones Global Yield ETF - Market Price	1.76%	5.40%
Dow Jones Global Composite Yield Index ***	2.64%	7.15%

*	The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception (5/2/2012) to the first day of secondary market trading shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

(a)	Based on traded NAV at 1/31/2014.

**	Commencement of trading is May 8, 2012.

***	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Energy	32.0%
Financial	24.5%
Government	19.3%
Communications	5.1%
Basic Materials	4.9%
Industrial	4.2%
Consumer, Cyclical	2.9%
Utilities	2.7%
Consumer, Non-Cyclical	2.5%
Technology	0.6%
Other, Cash & Cash Equivalents	1.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS
January 31, 2015

Shares		Value
	COMMON STOCKS - 60.1%
	BANKS - 0.7%
38,727	National Australia Bank Ltd.	$1,073,794

	CHEMICALS - 1.5%
117,982	CVR Partners LP	1,380,389
910,106	Synthos SA	1,055,580
		2,435,969
	COAL - 1.4%
843,417	Indo Tambangraya Megah Tbk	1,114,839
111,296	Natural Resource Partners LP	1,046,182
		2,161,021
	COMMERCIAL SERVICES - 1.4%
62,529	RR Donnelley & Sons Co.	1,029,853
41,977	Stonemor Partners LP	1,185,430
		2,215,283
	ELECTRIC - 1.2%
264,446	EDP - Energias de Portugal SA	1,008,950
43,747	GDF Suez	974,915
		1,983,865
	ENGINEERING & CONSTRUCTION - 0.6%
28,548	Bouygues SA	1,020,986

	ENTERTAINMENT - 0.7%
607,144	Ladbrokes PLC	1,059,522

	FOOD - 0.5%
708,854	Metcash Ltd.	805,380

	GAS - 0.7%
30,910	Global Partners LP	1,190,344

	INSURANCE - 1.4%
102,653	Catlin Group Ltd.	1,074,525
122,839	Lancashire Holdings Ltd.	1,126,248
		2,200,773
	INVESTMENT COMPANIES - 0.8%
203,000	Chesapeake Granite Washington Trust	1,360,100

	IRON/STEEL - 0.6%
51,981	Kumba Iron Ore Ltd.	1,004,457

	MACHINERY - DIVERSIFIED - 0.6%
31,904	Turk Traktor ve Ziraat Makineleri AS	1,059,282

	MINING - 0.6%
177,751	Mineral Resources Ltd.	932,316

See accompanying notes to financial statements.

4

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2015

Shares		Value
	OFFICE & BUSINESS EQUIPMENT - 0.6%
18,759	Neopost SA	$974,920

	OIL & GAS - 14.8%
87,255	Alon USA Partners LP	1,366,413
102,112	Atlas Resource Partners LP	1,002,740
148,890	BreitBurn Energy Partners LP	976,718
48,524	Calumet Specialty Products Partners LP	1,221,834
111,622	Canadian Oil Sands Ltd.	690,382
43,188	Crescent Point Energy Corp.	1,027,638
63,052	CVR Refining LP	1,056,121
33,822	Ensco PLC	948,369
48,142	EV Energy Partners LP	674,951
88,104	Legacy Reserves LP	856,371
96,170	Linn Co. LLC	993,436
96,731	Linn Energy LLC	992,460
149,998	LRR Energy LP	931,488
73,196	Memorial Production Partners LP	1,257,507
175,363	Mid-Con Energy Partners LP	950,467
47,940	Northern Tier Energy LP	1,034,066
165,851	SandRidge Permian Trust	1,237,248
73,484	Seadrill LLC	1,010,405
24,904	Suburban Propane Partners LP	1,100,508
197,914	Surgutneftegaz SP ADR	1,177,588
63,929	Vanguard Natural Resources LLC	946,149
181,780	Whiting USA Trust II	1,414,248
34,116	Woodside Petroleum Ltd.	910,102
		23,777,209
	OIL & GAS SERVICES - 1.3%
49,297	Exterran Partners LP	1,121,507
114,034	Fred Olsen Energy ASA	952,651
		2,074,158
	PIPELINES - 0.7%
18,926	NuStar Energy LP	1,156,000

	REAL ESTATE - 3.5%
1,241,894	Argosy Property Ltd.	1,023,615
916,100	Capital Property Fund	1,165,185
1,445,816	Fountainhead Property Trust	1,143,891
2,506,149	SA Corporate Real Estate Fund Nominees Pty Ltd.	1,120,712
3,809,777	Shenzhen Investment Ltd.	1,100,623
		5,554,026
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 17.5%
85,906	Artis Real Estate Investment Trust	1,052,504
14,392	Befimmo SCA	1,099,019
463,910	BWP Trust	1,028,892

See accompanying notes to financial statements.

5

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2015

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 17.5% (Continued)
2,056,000	Cambridge Industrial Trust	$1,033,166
304,658	Charter Hall Retail REIT	1,040,803
8,972	Cofinimmo NV/SA	1,097,283
95,117	Crombie Real Estate Investment Trust	1,009,475
15,793	Digital Realty Trust, Inc.	1,151,941
11,117	Fonciere Des Regions	1,142,833
84,051	Franklin Street Properties Corp.	1,082,577
985,000	Frasers Commercial Trust	1,080,938
1,191,612	Goodman Property Trust	1,021,112
56,218	H&R Real Estate Investment Trust	1,081,661
33,433	Hospitality Properties Trust	1,089,581
1,377,590	Immobiliare Grande Distribuzione SIIQ SpA	1,134,616
348,026	Investa Office Fund	1,045,419
1,099,628	Kiwi Income Property Trust	1,054,086
1,183,000	Mapletree Logistics Trust	1,049,069
48,473	Mercialys SA	1,173,336
590,190	Novion Property Group	1,065,543
3,109,860	Prosperity REIT	1,155,113
47,190	Senior Housing Properties Trust	1,099,055
1,751,000	Starhill Global REIT	1,073,995
712,000	Suntec Real Estate Investment Trust	989,181
22,850	Vastned Retail NV	1,134,481
15,337	Wereldhave NV	1,105,337
		28,091,016
	RETAIL - 2.3%
46,679	Ferrellgas Partners LP	1,062,414
164,446	Lewis Group Ltd.	1,285,497
4,219,817	Matahari Putra Prima Tbk PT	1,265,412
		3,613,323
	TELECOMMUNICATIONS - 4.5%
28,269	Belgacom SA	1,053,805
26,427	CenturyLink, Inc.	982,292
103,408	O2 Czech Republic AS	914,430
59,603	Orange SA	1,051,843
435,431	Spark New Zealand Ltd.	1,043,493
217,155	Telstra Corp., Ltd.	1,098,435
70,791	VTech Holdings Ltd.	997,905
		7,142,203
	TRANSPORTATION - 2.2%
137,452	Capital Product Partners LP	1,259,060
38,234	Martin Midstream Partners LP	1,147,402
99,647	Navios Maritime Partners LP	1,164,873
		3,571,335

	TOTAL COMMON STOCKS (Cost $107,851,212)	96,457,282

See accompanying notes to financial statements.

6

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2015

Principal ($)		Value
	BONDS & NOTES - 37.6%
	AGRICULTURE - 0.6%
977,000	Vector Group Ltd., 7.750%, due 2/15/2021	$1,036,841

	BUILDING MATERIALS - 0.6%
1,024,000	Griffon Corp., 5.250%, due 3/1/2022	983,040

	COAL - 1.8%
997,000	CONSOL Energy, Inc., 8.250%, due 4/1/2020	1,000,739
1,155,000	Peabody Energy Corp., 6.000%, due 11/15/2018	926,888
1,220,000	Peabody Energy Corp., 6.250%, due 11/15/2021	915,000
		2,842,627
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
1,091,000	Navient Corp., 5.875%, due 10/25/2024	1,030,995

	ELECTRIC - 0.6%
1,078,000	PPL Energy Supply LLC., 4.600%, due 12/15/2021	968,360

	FOREST PRODUCTS & PAPER - 0.7%
1,106,000	Resolute Forest Products, Inc., 5.875%, due 5/15/2023	1,056,230

	IRON & STEEL - 0.8%
1,887,000	Cliffs Natural Resources, Inc., 4.875%, due 4/1/2021	1,311,465

	MINING - 0.7%
1,126,000	AngloGold Ashanti Holdings PLC., 5.125%, due 8/1/2022	1,069,216

	OIL & GAS - 10.4%
1,126,000	Atwood Oceanics, Inc., 6.500%, due 2/1/2020	1,016,215
1,269,000	Berry Petroleum Co., 6.375%, due 9/15/2022	875,610
1,080,000	CHC Helicopter SA., 9.250%, due 10/15/2020	855,360
1,136,000	Denbury Resources, Inc., 4.625%, due 7/15/2023	968,440
995,000	Harvest Operations Corp., 6.875%, due 10/1/2017	895,500
932,000	PBF Holding Co. LLC., 8.250%, due 2/15/2020	950,640
1,131,000	Petrobras Global Finance BV., 2.603%, due 3/17/2017 +	1,032,038
1,158,000	Petrobras Global Finance BV., 3.123%, due 3/17/2020 +	977,063
1,111,000	Petrobras Global Finance BV., 4.875%, due 3/17/2020	980,458
1,091,000	Petrobras Global Finance BV., 6.250%, due 3/17/2024	985,533
1,065,000	Precision Drilling Corp., 6.625%, due 11/15/2020	962,494
1,159,000	Rosetta Resources, Inc., 5.875%, due 6/1/2022	1,089,460
1,377,000	Seventy Seven Operating LLC., 6.625%, due 11/15/2019	998,325
1,120,000	SM Energy Co., 5.000%, due 1/15/2024	1,005,200
1,048,000	Unit Corp., 6.625%, due 5/15/2021	985,120
1,111,000	Whiting Petroleum Corp., 5.000%, due 3/15/2019	1,063,783
1,116,000	Whiting Petroleum Corp., 5.750%, due 3/15/2021	1,061,595
		16,702,834

See accompanying notes to financial statements.

7

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2015

Principal ($)		Value
	OIL & GAS SERVICES - 0.6%
1,285,000	Gulfmark Offshore, Inc., 6.375%, due 3/15/2022	$1,002,300

	PIPELINES - 0.7%
1,000,000	Crestwood Midstream Partners LP., 6.125%, due 3/1/2022	972,500

	SOVEREIGN - 18.8%
1,157,000	Brazilian Government International Bond, 2.625%, due 1/5/2023	1,042,457
1,079,000	Brazilian Government International Bond, 4.250%, due 1/7/2025	1,076,303
985,000	Brazilian Government International Bond, 5.625%, due 1/7/2041	1,044,100
710,000	Columbia Government International Bond, 8.125%, due 5/21/2024	938,087
784,000	Columbia Government International Bond, 6.125%, due 1/18/2041	956,480
1,014,000	Hungary Government International Bond, 4.000%, due 3/25/2019	1,064,700
916,000	Hungary Government International Bond, 6.375%, due 3/29/2021	1,075,824
944,000	Hungary Government International Bond, 5.375%, due 2/21/2023	1,063,888
717,000	Hungary Government International Bond, 7.625%, due 3/29/2041	1,061,160
941,000	Israel Government International Bond, 4.500%, due 1/30/2043	1,012,723
999,000	Mexican Government International Bond, 4.000%, due 10/2/2023	1,056,443
988,000	Mexican Government International Bond, 4.750%, due 3/8/2044	1,069,510
741,000	Panama Government International Bond, 7.125%, due 1/29/2026	983,677
665,000	Panama Government International Bond, 8.875%, due 9/30/2027	990,850
719,000	Peruvian Government International Bond, 7.350%, due 7/21/2025	976,043
886,000	Peruvian Government International Bond, 5.625%, due 11/18/2050	1,091,995
1,049,000	Poland Government International Bond, 3.000%, due 3/17/2023	1,072,603
741,000	Republic of Korea, 4.125%, due 6/10/2044	936,076
870,000	South Africa Government International Bond, 5.500%, due 3/9/2020	955,912
960,000	South Africa Government International Bond, 4.665%, due 1/17/2024	1,018,800
873,000	South Africa Government International Bond, 5.875%, due 9/16/2025	1,012,680
805,000	South Africa Government International Bond, 6.250%, due 3/8/2041	997,194
543,000	Spain Government Bond, 5.150%, due 10/31/2044, 144A (b)	950,929
884,000	Turkey Government International Bond, 7.000%, due 3/11/2019	1,015,495
966,000	Turkey Government International Bond, 5.625%, due 3/30/2021	1,074,094
1,221,000	Turkey Government International Bond, 3.250%, due 3/23/2023	1,179,790
835,000	Turkey Government International Bond, 6.000%, due 1/14/2041	999,912
1,680,000	Venezuela Government International Bond, 13.625%, due 8/15/2018	819,840
2,606,000	Venezuela Government International Bond, 7.650%, due 4/21/2025	840,435
2,154,000	Venezuela Government International Bond, 9.375%, due 1/13/2034	737,745
		30,115,745

See accompanying notes to financial statements.

8

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2015

Principal ($)		Value
	TELECOMMUNICATIONS - 0.7%
1,007,000	Frontier Communications Corp., 7.125%, due 1/15/2023	$1,044,763

	TOTAL BONDS & NOTES (Cost $62,055,442)	60,136,916

	TOTAL INVESTMENTS - 97.7% (Cost $169,906,654)(a)	$156,594,198
	OTHER ASSETS LESS LIABILITIES - 2.3%	3,764,526
	NET ASSETS - 100.0%	$160,358,724

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $172,677,376 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,766,655
Unrealized Depreciation:	(23,849,833)
Net Unrealized Depreciation:	$(16,083,178)

(b)	Principal shown in Euro currency, value shown in USD.

+	Variable rate security; the rate shown represents the rate at January 31, 2015.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At January 31, 2015 144A securities amounted to $950,929 or 0.59% of net assets.

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

9

Arrow Dow Jones Global Yield ETF
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2015

ASSETS
Investment securities:
At cost	$169,906,654
At value	$156,594,198
Cash	1,019,281
Foreign cash (cost ($53,086)	55,000
Dividends and interest receivable	1,533,261
Receivable for investments sold	115,013
Receivable for capital stock sold	10,933,233
TOTAL ASSETS	170,249,986

LIABILITIES
Payable for investments purchased	9,783,466
Investment advisory fees payable	101,456
Accrued expenses and other liabilities	6,340
TOTAL LIABILITIES	9,891,262
NET ASSETS	$160,358,724

Net Assets Consist Of:
Paid in capital	$179,041,197
Undistributed net investment income	634,094
Accumulated net realized loss from investments and foreign currency transactions	(5,972,006)
Net unrealized depreciation of investments and foreign currency translations	(13,344,561)
NET ASSETS	$160,358,724

Net Asset Value Per Share:
Net Assets	$160,358,724
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,600,000
Net asset value (Net Assets ÷ Shares Outstanding)	$24.30

See accompanying notes to financial statements.

10

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $361,529)	$6,430,021
Interest	3,375,912
TOTAL INVESTMENT INCOME	9,805,933

EXPENSES
Investment advisory fees	1,134,762
NET INVESTMENT INCOME	8,671,171

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
In-kind redemptions	884,740
Investments	(4,769,542)
Foreign currency transactions	(74,331)
(3,959,133)
Net change in unrealized depreciation on:
Investments	(9,854,312)
Foreign currency translations	(35,906)
(9,890,218)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(13,849,351)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,178,180)

See accompanying notes to financial statements.

11

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2015	January 31, 2014
FROM OPERATIONS
Net investment income	$8,671,171	$4,335,582
Net realized gain (loss) on investments and foreign currency transactions	(3,959,133)	649,935
Net change in unrealized depreciation on investments and foreign currency translations	(9,890,218)	(5,191,054)
Net decrease in net assets resulting from operations	(5,178,180)	(205,537)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,925,396)	(3,361,100)
From return of capital	(2,891,072)	(1,135,165)
Net decrease in net assets resulting from distributions to shareholders	(10,816,468)	(4,496,265)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	119,574,123	97,173,900
Cost of shares redeemed	(37,668,220)	(32,183,021)
Net increase in net assets resulting from shares of beneficial interest	81,905,903	64,990,879

TOTAL INCREASE IN NET ASSETS	65,911,255	60,289,077

NET ASSETS
Beginning of year	94,447,469	34,158,392
End of year*	$160,358,724	$94,447,469
*Includes undistributed net investment income of:	$634,094	$629,686

SHARE ACTIVITY
Shares sold	4,425,000	3,675,000
Shares redeemed	(1,500,000)	(1,275,000)
Net increase in shares of beneficial interest outstanding	2,925,000	2,400,000

See accompanying notes to financial statements.

12

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year		For the Year		For the Period
	Ended		Ended		Ended
	January 31, 2015		January 31, 2014		January 31, 2013 (1)
Net asset value, beginning of period	$25.70		$26.79		$25.00

Activity from investment operations:
Net investment income (2)	1.52		1.51		1.02
Net realized and unrealized gain (loss) on investments and foreign currency	(1.03)		(1.00)		1.85
Total from investment operations	0.49		0.51		2.87

Less distributions from:
Net investment income	(1.43)		(1.23)		(1.00)
Net realized gains	—		—		(0.08)
Return of capital	(0.46)		(0.37)		—
Total distributions	(1.89)		(1.60)		(1.08)

Net asset value, end of period	$24.30		$25.70	(8)	$26.79	(8)

Total return (6)	1.57	% (8)	1.94	% (8)	11.87	% (4)(7)(8)
Net assets, at end of period (000s)	$160,359		$94,447		$34,158

Ratio of gross expenses to average net assets	0.75%		0.75%		0.90	% (3)
Ratio of net expenses to average net assets	0.75%		0.75%		0.75	% (3)
Ratio of net investment income to average net assets	5.73%		5.78%		5.42	% (3)

Portfolio Turnover Rate (5)	87%		61%		46	% (4)

(1)	The Arrow Dow Jones Global Yield ETF shares commenced operations on May 2, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized.

(4)	Not Annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-divdend date net asset value per share on their respective payment dates. Broker commission charges are not included in this calculation.

(7)	Represents total return based on net asset values per share from commencement of investment operations on May 2, 2012 through January 31, 2013. Total return based on net asset values per share from commencement of trading on the NYSE Arca on May 8, 2012 to January 31, 2013 was 14.05%.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

13

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS
January 31, 2015

1.	ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Arrow ETF Trust, (formerly Northern Lights ETF Trust) (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operation on May 2, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Adviser believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

14

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2015

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2015 for the Fund’s assets measured at fair value:

Arrow Dow Jones Global Yield ETF

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$96,457,282	$—	$—	$96,457,282
Bonds & Notes	—	60,136,916	—	60,136,916
Total	$96,457,282	$60,136,916	$—	$156,594,198

There were no transfers into or out of Level 1 and Level 2 during the year ended January 31, 2015. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the year ended January 31, 2015.

*	See Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is

15

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2015

recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Monthly distributions in excess of ordinary taxable income are treated as returns of capital. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2013 - 2014 tax returns or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

16

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2015

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2015, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $186,338,166 and $127,802,905, respectively.

For the year ended January 31, 2015, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $39,419,559 and $20,891,619, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Arrow Investment Advisors, LLC serves as the Fund’s Investment Adviser (the “Adviser”) pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as Custodian and to act as transfer and shareholder servicing agent. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC to serve as the principal underwriter and distributor for the Trust.

Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing service for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services, and Independent Trustees’ fees, except for payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Adviser, and not Fund shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in assets. For the year ended January 31, 2015, the Independent Trustees received fees in the amount of $13,450, collectively, for the service to the Fund.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to

17

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2015

impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

	Fixed Fee	Variable Charge
Fund	$3,170	2.00%*

*  The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2015	January 31, 2014
Ordinary Income	$7,777,222	$3,361,100
Long-Term Capital Gain	148,174	—
Return of Capital	2,891,072	1,135,165
	$10,816,468	$4,496,265
18

ARROW DOW JONES GLOBAL YIELD ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2015

As of January 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$(2,567,190)	$(16,115,283)	$(18,682,473)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for royalty trusts, real estate investment trusts, partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,567,190.

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains, the reclassification of Fund distributions and tax adjustments for passive foreign investment companies, real estate investment trusts, royalty trusts, partnerships, realized gain (loss) on in-kind redemptions, and C-Corporation return of capital distributions, resulted in reclassification for the year ended January 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$1,817,301	$(741,367)	$(1,075,934)

7.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Distributions: The Fund’s Board of Trustees declared the following distributions after January 31, 2015:

Fund	Dividend Per Share	Record Date	Payable Date
Arrow Dow Jones Global Yield ETF	$0.1461	2/19/2015	2/24/2015
Arrow Dow Jones Global Yield ETF	$0.1523	3/18/2015	3/23/2015
19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow ETF Trust
and the Shareholders of Arrow Dow Jones Global Yield ETF

We have audited the accompanying statement of assets and liabilities of Arrow Dow Jones Global Yield ETF (the “Fund”), a series of shares of beneficial interest in Arrow ETF Trust, including the portfolio of investments, as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period May 2, 2012 (commencement of operations) to January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Arrow Dow Jones Global Yield ETF as of January 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period May 2, 2012 to January 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 30, 2015
20

Arrow Dow Jones Global Yield ETF
EXPENSE EXAMPLES (Unaudited)
January 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including a unitary management fee and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2014 through January 31, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	8/1/14	1/31/15	8/1/14 – 1/31/15	8/1/14 – 1/31/15
Actual	$1,000.00	$910.30	$3.61	0.75%

Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.
21

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2015

Renewal of the Investment Advisory Agreement between ETF Trust and the Adviser

In connection with the regular meeting held on December 2, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Arrow ETF Trust (the “ETF Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Arrow Investment Advisors, LLC (“Adviser”) and the Trust, with respect to the Arrow Dow Jones Global Yield ETF (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement. In its consideration of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the ETF Trust. The Board reviewed information regarding the Adviser’s efforts in the area of compliance and brokerage allocation. The Trustees discussed the Adviser’s personnel, and the high level of service provided to the ETF Trust. The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance, infrastructure, and fund management personnel, and the impact of staffing changes on operations. The Trustees noted the Adviser had reported no litigation or administrative actions during the last 12 months. They agreed that the Adviser had dedicated significant resources to the ETF Trust for the benefit of shareholders, and was committed to its success. It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund under the Agreement.

Fees and Expenses. The Trustees reviewed information regarding comparative fees of a peer group of funds selected by the adviser, noting the annual fee of 0.75%, and the peer group average of 0.90%. It was the consensus of the Trustees that the advisory fee compared favorably to the peer group, particularly in light of the Fund’s strategy.

Performance. The Board considered the Adviser’s past performance in connection with the Fund. The Board compared the Fund’s performance to the funds in the Adviser selected peer group. They noted that the Fund had a total return of 4.74% for the 12-month period ended October 31, 2014, as compared to the average total return of 3.71% for all funds in the peer group, 5.04% for all ETFs in the peer group and 3.38% for all mutual funds in the peer group. The Board further noted that the Fund had a yield of 6.63% for the 12-month period ended October 31, 2014, as compared to the average yield of 2.0% for all funds in the peer group, 3.0% for all ETFs in the peer group and 1.7% for all mutual funds in the peer group. The Trustees concluded that they were pleased with the Fund’s performance.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. They reviewed the Adviser’s projections for asset growth for the Fund. The Trustees agreed it did not appear that the Adviser had achieved meaningful economies of scale in its management of the Fund and, consequently, it was difficult as this time to determine when break points or

22

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2015

reductions in the advisory fee may be appropriate. The Trustees agreed to reconsider the issue of economies of scale at the next renewal.

Profitability. The Board reviewed Arrow’s estimated profits from its service to the Fund, which was provided in the Board materials. The Board materials also contained Arrow’s Consolidated Financial Statements, and the Trustees discussed the Adviser’s financial condition. The Trustees agreed with the Adviser’s assessment that the Fund is priced competitively and that the Adviser was not yet profitable with respect to its management of the Fund, but were optimistic that the Adviser would achieve a reasonable level of profit in the coming year.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement.

23

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany Born in 1946	Trustee Since 2012	Founder and President, TTS Consultants, LLC, 2010-present; Director of Marketing and of Asset Management; Director of Index Licensing, Value Line, 1994-2010.	31	Arrow Investments Trust (since March 2014), Arrow ETF Trust (since March 2014) Trustee, Northern Lights Fund Trust II (since 2011); Director, Value Line Funds June 2008-October 2010); Director, Value Line, Inc. (February 2010-October 2010); Director, Aquila Distributors since 1981

Robert S. Andrialis Born in 1944	Trustee Since 2012	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011-2014; Independent Consultant 2010-2011; Founder, CEO and President Mergent, Inc, a financial information services business, 1996-2010.	8	Arrow Investments Trust (since March 2014) Arrow ETF Trust (since March 2014) Trustee Emeritus, College of William and Mary Endowment Association
Charles A. Barragato Born in 1958	Trustee Since March 2014	Managing Partner, Charles A. Barragato & Co., LLP (public accounting firm) 1983-Present; Research Professor of Accounting, Stony Brook University, 2014-Present; Professor of Accounting, Long Island University, 1986-2014	8	Arrow Investments Trust (since September 2011) Arrow ETF Trust (since March 2014)
24

Arrow Dow Jones Global Yield ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
January 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Paul Montgomery Born in 1953	Trustee Since March 2014	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC (2003-2012).	8	Arrow Investments Trust (since September 2011) Arrow ETF Trust (since March 2014)

Joseph Barrato** Born in 1965	Trustee and President & Principal Executive Officer Since 2012	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	8	Arrow Investments Trust (since September 2011) Arrow ETF Trust (since 2012)
Sam Singh Born in 1976	Principal Financial Officer and Treasurer Since Oct 2013	Vice President, GFS (Since 2015);Assistant Vice President, GFS (2011-2014); Assistant Vice President of Fund Administration; BNY Mellon (2007-2011)	N/A	N/A
Jake Griffith Born in 1978	Secretary Since Sept. 2011	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	Joseph Barrato is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with the Advisor.

***	The term “Fund Complex” includes the Arrow ETF Trust (“ARROWETF”), Northern Lights Fund Trust II (“NLFT II”) and Arrow Investments Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

25

PRIVACY NOTICE

FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933
Who we are
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Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Arrow ETF Trust does not jointly market.
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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2014 - $11,400

2013 - $ 8,300

(b)	Audit-Related Fees

2014 – None

2013 – None

(c)	Tax Fees

2014 - $ 2,000

2013 - $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2013 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2014 2013
Audit-Related Fees: 0.00% 0.00%

 Tax Fees:                               0.00%        0.00%

 All Other Fees:                     0.00%        0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2014 - $2,000
2013 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees,

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow ETF Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, President

Date 4/10/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, President

Date 4/10/15

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Treasurer

Date 4/10/15